PROSPECTUS FEBRUARY 28, 2000

Chase Vista
Bond Funds


THIS PROSPECTUS OFFERS:

CLASS A, CLASS B AND CLASS C SHARES



SHORT-TERM BOND FUND

U.S. TREASURY INCOME FUND

U.S. GOVERNMENT SECURITIES FUND

BOND FUND

STRATEGIC INCOME FUND


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                               [CHASE VISTA LOGO]
                              CHASE VISTA FUNDS(SM)


PSBD-1-200X

SHORT-TERM BOND FUND                                 1

U.S. TREASURY INCOME FUND                            8

U.S. GOVERNMENT SECURITIES FUND                     15

BOND FUND                                           22

STRATEGIC INCOME FUND                               30

THE FUNDS' INVESTMENT ADVISER                       41

HOW YOUR ACCOUNT WORKS                              43

ABOUT SALES CHARGES                                 43

BUYING FUND SHARES                                  46

SELLING FUND SHARES                                 47

EXCHANGING FUND SHARES                              48

OTHER INFORMATION CONCERNING THE FUNDS              49

DISTRIBUTIONS AND TAXES                             50

SHAREHOLDER SERVICES                                52

WHAT THE TERMS MEAN                                 53

FINANCIAL HIGHLIGHTS                                54

HOW TO REACH US                             Back cover

CHASE VISTA SHORT-TERM BOND FUND

The Fund's objective


The Fund seeks a high level of income consistent with preservation of capital.


The Fund's main investment strategy

The Fund normally invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have an average maturity of three years or less and the dollar-weighted average maturity of the Fund's portfolio will not exceed three years.

Substantially all of the Fund's investments will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification

CHASE VISTA SHORT-TERM BOND FUND

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.



and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [Logo}

CHASE VISTA SHORT-TERM BOND FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Short-Term Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.




Investments in the Fund are not deposits or obligations of, or guar- anteed or endorsed by, The Chase Manhattan Bank or any of its affili- ates and are not insured or guar- anteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

CHASE VISTA SHORT-TERM BOND FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to Lehman 1-3 Year Government Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Average, representing the average performance of a universe of actively managed short-term investment debt funds.


The performance for the period before Class A shares were launched in May 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than those shown because Class A shares have higher expenses than Institutional Class shares.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide ser vices to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

1991             9.13%

1992             5.04%

1993             4.54%

1994             2.38%

1995             8.22%

1996             5.29%

1997             5.82%

1998             5.21%

1999             2.68%



-----------------------------------
BEST QUARTER                  2.76%
-----------------------------------
                  4th quarter, 1991

-----------------------------------
WORST QUARTER                 0.10%
-----------------------------------
                  1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                                                   SINCE
                                                                   INCEPTION
                                     PAST 1 YEAR   PAST 5 YEARS    11/30/90
----------------------------------------------------------------------------
CLASS A SHARES                           1.14%         5.10%        5.20%
----------------------------------------------------------------------------
LEHMAN 1-3 YEAR GOVERNMENT
INDEX                                    2.97%         6.47%        6.35%
----------------------------------------------------------------------------
LIPPER SHORT-TERM INV. GRADE DEBT
FUNDS AVERAGE                            2.81%         5.95%        5.69%
----------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                     MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
---------------------------------------------------------------------------
CLASS A SHARES       1.50%                       NONE
---------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                            TOTAL ANNUAL
                 MANAGEMENT    DISTRIBUTION    OTHER        FUND OPERATING
                 FEE           (12B-1) FEES    EXPENSES     EXPENSES
---------------------------------------------------------------------------
CLASS A          0.25%         0.25%           0.87%        1.37%
---------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The actual management fee is currently expected to be 0.00%, distribution fees are expected to be 0.23%, other expenses are expected to be 0.52% and the total annual Fund operating expenses are expected not to exceed 0.75%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------
CLASS A SHARES*    $ 287     $ 577     $ 889    $ 1,772
--------------------------------------------------------

*Assumes sales charge is deducted when shares are purchased.

 The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA U.S. TREASURY INCOME FUND

The Fund's objective

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.


The Fund's main investment strategy

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

o debt securities issued by the U.S. Treasury, and

o repurchase agreements in which the Fund receives these securities as collateral.


The Fund may also invest in debt securities issued or guaranteed by U.S. government agencies or authorities. These securities may include investments in collateralized mortgage obligations and other mortgage-related securities.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the advisers also determine an outlook for the interest rate horizon, an expectation of market volatility levels and the outlook for yield curve shifts.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still under-valued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [Logo]


FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs thus lowering performance and increase your taxable dividends.

CHASE VISTA U.S. TREASURY INCOME FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with pre- payment features may not increase as much as other fixed-income securities when interest rates fall.



Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, derivatives could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

CHASE VISTA U.S. TREASURY INCOME FUND

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and 10 years. It compares that performance to Lehman Treasury Bond Index, a widely recognized market benchmark, and the Lipper General U.S. Government Funds Average, representing the average performance of a universe of actively managed U.S. government income funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [Logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


1990         8.55%

1991        14.79%

1992         5.87%

1993        10.32%

1994        -4.46%

1995        17.53%

1996         1.26%

1997         8.34%

1998         8.78%

1999        -2.96%



-----------------------------------
BEST QUARTER                  5.87%
-----------------------------------
                  2nd quarter, 1995
-----------------------------------
WORST QUARTER                -2.98%
-----------------------------------
                  1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999

                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES                         -7.32%         5.39%          6.10%
-------------------------------------------------------------------------------
CLASS B SHARES                         -8.53%         5.17%          6.08%
-------------------------------------------------------------------------------
LEHMAN TREASURY BOND INDEX             -2.56%         7.38%          7.43%
-------------------------------------------------------------------------------
LIPPER GEN. U.S. GOV'T FUNDS AVG.      -3.01%         6.51%          6.63%
-------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Class B shares were first offered on November 4, 1993. The performance for the period before Class B shares were launched in 1993 is based on the performance for Class A shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.



Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
------------------------------------------------------------------------------
CLASS A SHARES       4.50%                       NONE
------------------------------------------------------------------------------
CLASS B SHARES       NONE                        5.00%
------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                 TOTAL ANNUAL
                     MANAGEMENT    DISTRIBUTION    OTHER         FUND OPERATING
CLASS OF SHARES      FEE           (12B-1) FEES    EXPENSES      EXPENSES
-------------------------------------------------------------------------------
CLASS A              0.30%         0.25%           0.74%#        1.29%#
-------------------------------------------------------------------------------
CLASS B              0.30%         0.75%           0.74%#        1.79%#
-------------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*The table is based on expenses incurred in the most recent fiscal year.


#Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.15%. distribution fees for Class A shares are expected to be 0.00%, other expenses for Class A shares are expected to be 0.60% and the total annual Fund operating expenses are expected not to exceed 0.75% for Class A shares and 1.64% for Class B shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

CHASE VISTA U.S. TREASURY INCOME FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                    1 YEAR   3 YEARS   5 YEARS     10 YEARS
---------------------------------------------------------------
CLASS A SHARES*     $ 575     $ 841    $ 1,126     $ 1,936
---------------------------------------------------------------
CLASS B SHARES**    $ 682     $ 863    $ 1,170     $ 1,974***
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                    1 YEAR   3 YEARS   5 YEARS     10 YEARS
---------------------------------------------------------------
CLASS B SHARES      $ 182     $ 563     $ 970      $ 1,974***
---------------------------------------------------------------


  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for 8 years.
   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND

The Fund's objective

The Fund seeks to provide investors with as high a level of total return as possible while still protecting the value of its investment. Total return consists of current income and capital growth.



The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest extensively in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND


their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.


Any assets not invested in U.S. Government securities and related repurchase agreements may be invested in debt securities of U.S. and foreign corporations. These securities must have an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investor's Service Inc., or another national rating organization or unrated securities of comparable quality.

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.



The Fund may also invest in non-corporate foreign debt securities. These investments may include debt securities issued or guaran teed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [Logo]

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND


The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Government Securities Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities with out prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may



Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to Lehman Government Bond Index, a widely recognized market benchmark, and the Lipper General U.S. Government Funds Average, representing the average performance of a universe of actively managed U.S. government income funds.

On May 3, 1996, the Hanover U.S. Government Securities Fund merged into the U.S. Government Securities Fund. The Fund's performance figures for the period before that date are based on the Hanover Fund. The performance for the period before Class A shares were launched in May 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [Logo]



YEAR-BY-YEAR RETURNS
Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

1994         -4.10%

1995         17.86%

1996          1.00%

1997          8.05%

1998          8.72%

1999         -2.82%

-----------------------------------
BEST QUARTER                  6.16%
-----------------------------------
                  2nd quarter, 1995
-----------------------------------
WORST QUARTER                -3.30%
-----------------------------------
                  1st quarter, 1996

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999

                                                                             SINCE
                                                                             INCEPTION
                                            PAST 1 YEAR     PAST 5 YEARS     2/19/93
--------------------------------------------------------------------------------------
CLASS A SHARES                                 -7.20%           5.35%          4.19%
--------------------------------------------------------------------------------------
LEHMAN GOVERNMENT BOND INDEX                   -2.23%           7.44%          6.00%
--------------------------------------------------------------------------------------
LIPPER GEN. U.S. GOVERNMENT FUNDS AVG.         -3.01%           6.51%          4.74%
--------------------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                     MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
-----------------------------------------------------------------------------
CLASS A SHARES       4.50%                       NONE
-----------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                                TOTAL ANNUAL
                      MANAGEMENT   DISTRIBUTION     OTHER       FUND OPERATING
                      FEE          (12B-1) FEES     EXPENSES    EXPENSES
------------------------------------------------------------------------------
CLASS A SHARES        0.30%        0.25%            1.15%       1.70%
------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.


*The table is based on expenses incurred in the most recent fiscal year. The actual management fee is currently expected to be 0.00%, distribution fees are expected to be 0.00%, other expenses are expected to be 0.75% and the total annual Fund operating expenses are expected not to exceed 0.75%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------
 CLASS A SHARES*     $ 615    $ 962     $ 1,331   $ 2,368
----------------------------------------------------------

*Assumes sales charge is deducted when shares are purchased.
 The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA BOND FUND

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.



The Fund's main
investment strategy

The Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. These include unrated securities of comparable quality.

The Fund may also invest in debt securities rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.



of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the

CHASE VISTA BOND FUND

actual maturities according to changes in the market.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [Logo]

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal



Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CHASE VISTA BOND FUND

payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year since inception in 1990. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Average, representing the average performance of a universe of actively managed corporate debt A-rated or better funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


The performance for the period before Class A and Class B shares were launched in May 1996 is based on the performance of Institutional Class shares of the Fund. The actual returns of Class A and Class B shares would have been lower than shown because Class A and Class B shares have higher expenses than Institutional Class shares. [Logo]


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

1991          15.34%

1992           7.13%

1993          10.38%

1994          -3.17%

1995          18.88%

1996           2.03%

1997           9.93%

1998           7.45%

1999          -1.56%


-----------------------------------
BEST QUARTER                  6.38%
-----------------------------------
                  2nd quarter, 1995
-----------------------------------
WORST QUARTER                -2.81%
-----------------------------------
                  1st quarter, 1994

CHASE VISTA BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                                                SINCE
                                                               INCEPTION
                                  PAST 1 YEAR   PAST 5 YEARS   11/30/90
------------------------------------------------------------------------
CLASS A SHARES                       -5.99%         6.14%        6.67%
------------------------------------------------------------------------
CLASS B SHARES                       -6.93%         6.35%        6.95%
------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX          -0.82%         7.73%        7.70%
------------------------------------------------------------------------
LIPPER CORPORATE DEBT A- RATED
FUNDS AVG.                           -2.58%         6.90%        7.15%
------------------------------------------------------------------------


The performance for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE(1)             PRICE OR REDEMPTION PROCEEDS
------------------------------------------------------------------------------
CLASS A SHARES      4.50%                         NONE
------------------------------------------------------------------------------
CLASS B SHARES      NONE                          5.00%
------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)*


                                                            TOTAL ANNUAL
                MANAGEMENT    DISTRIBUTION    OTHER         FUND OPERATING
                FEE           (12B-1) FEES    EXPENSES      EXPENSES
--------------------------------------------------------------------------
CLASS A         0.30%         0.25%           0.85%#        1.40%#
--------------------------------------------------------------------------
CLASS B         0.30%         0.75%           0.85%#        1.90%#
--------------------------------------------------------------------------


(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*The table is based on expenses incurred in the most recent fiscal year.

#Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, distribution fees for Class A Shares are expected to be 0.15%, other expenses are expected to be 0.60% for Class A shares and 0.75% for Class B shares and the total annual Fund operating expenses are expected not to exceed 0.75% for Class A shares and 1.50% for Class B shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                    1 YEAR    3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------
CLASS A SHARES*      $ 586     $ 873    $ 1,181     $ 2,054
--------------------------------------------------------------
CLASS B SHARES**     $ 693     $ 897    $ 1,226     $ 2,092***
--------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                   1 YEAR    3 YEARS   5 YEARS      10 YEARS
--------------------------------------------------------------
CLASS B SHARES**    $ 193     $ 597    $ 1,026     $ 2,092***
--------------------------------------------------------------


  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted shares are sold. ***Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.
   The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA STRATEGIC INCOME FUND

The Fund's objective

The Fund seeks a high level of income.



The Fund's main investment strategy


The Fund invests principally in a diversified portfolio of securities denominated in U.S. dollars. The investments are principally in the following market sectors:

o Investment grade debt securities issued by U.S. issuers, including the U.S. Government, its agencies and authorities and U.S. companies.

o Debt securities of foreign issuers, including foreign governments and companies. The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

o Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. Government or its agencies or authorities.

Investment grade securities are those rated Baa or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent rating by another national rating organization. These include unrated securities of comparable quality. The Fund may invest in a variety of U.S. Government debt

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance and increase your taxable dividends.



securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. Government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's advisers expect that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the U.S.

The Fund may purchase lower-rated high yield securities issued by U.S. companies as well as foreign companies and governments. Lower-rated securities are those which are rated Ba or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization. They also include unrated securities which are found to be of comparable quality. High yield securities in the Fund's portfolio may be rated as low as C by Moody's, or D by S&P, or the equivalent.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek

CHASE VISTA STRATEGIC INCOME FUND

to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change. In deciding how to allocate the Fund's investments among various securities, industry sectors, countries or currencies, the advisers will consider fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rates. When selecting high yield securities, the advisers will look at the creditworthiness of the issuer, the rating and performance of the security, the security's collateral protection and the Fund's diversity.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the advisers believe that the returns available through leveraging will provide a potentially higher return.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-- backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rate are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality, U.S. dollar-denominated money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [Logo]

CHASE VISTA STRATEGIC INCOME FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

High yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.

Companies which issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may




Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

have the right to be paid before holders of the high yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The costs of investing in the high yield market are usually higher than investing in investment grade securities. That's because the Fund has to spend more money for investment research and commissions.

Since the Fund invests a significant portion of its assets in securities issued outside the U.S., it is riskier than a fund that invests only in the U.S. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment

CHASE VISTA STRATEGIC INCOME FUND

features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participation may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. Because of that, these investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

CHASE VISTA STRATEGIC INCOME FUND


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the Fund's Class A shares performed in 1999. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to Lipper Multi-Sector Income Funds Average, which represents the average performance of a universe of actively managed multi-sector income funds, and the Lehman Aggregate Bond Index, which is a replica of the U.S. government mortgage-backed securities and bond market.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.


1999           6.39%


-----------------------------------
BEST QUARTER                  2.89%
-----------------------------------
                  4th quarter, 1999
-----------------------------------
WORST QUARTER                 0.94%
-----------------------------------
                  3rd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                                                SINCE
                                                                INCEPTION
                                               PAST 1 YEAR      11/30/98
-----------------------------------------------------------------------------
CLASS A SHARES                                    1.60%           0.70%
-----------------------------------------------------------------------------
CLASS B SHARES                                    1.40%           1.39%
-----------------------------------------------------------------------------
CLASS C SHARES                                    5.31%           4.93%
-----------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS AVERAGE          2.58%           2.19%
-----------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                      -0.82%          -0.49%
-----------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                    MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                    (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                    SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                    OFFERING PRICE(1)            PRICE OR REDEMPTION PROCEEDS
-----------------------------------------------------------------------------
CLASS A SHARES      4.50%                        NONE
-----------------------------------------------------------------------------
CLASS B SHARES      NONE                         5.00%
-----------------------------------------------------------------------------
CLASS C SHARES      NONE                         1.00%
-----------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                           TOTAL ANNUAL
               MANAGEMENT    DISTRIBUTION    OTHER         FUND OPERATING
               FEE           (12B-1) FEES    EXPENSES      EXPENSES
CLASS A        0.50%         0.25%           1.55%#        2.30%#
CLASS B        0.50%         0.75%           1.55%#        2.80%#
CLASS C        0.50%         0.75%           1.55%#        2.80%#


(1) The offering price is the net asset value of the shares purchased plus any sales charge.

*The table is based on estimated expenses for the current fiscal year.


#Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, distribution fees are expected to be 0.10% for Class A shares and 0.60% for Class B and Class C shares, other expenses are expected to be 1.15% and the total annual Fund operating expenses are expected not to exceed 1.25% for Class A shares, 1.75% for Class B and Class C shares. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.

CHASE VISTA STRATEGIC INCOME FUND

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.


Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------
CLASS A SHARES*       $ 673      $ 1,136     $ 1,625     $ 2,967
-------------------------------------------------------------------
CLASS B SHARES**      $ 783      $ 1,168     $ 1,679     $ 3,009***
-------------------------------------------------------------------
CLASS C SHARES**      $ 383      $   868     $ 1,479     $ 3,128
-------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------
CLASS B SHARES        $ 283       $ 868      $ 1,479     $ 3,009***
-------------------------------------------------------------------
CLASS C SHARES        $ 283       $ 868      $ 1,479     $ 3,128
-------------------------------------------------------------------


  *Assumes sales charge is deducted when shares are purchased.
 **Assumes applicable deferred sales charge is deducted shares are sold. ***Reflects conversion of Class B Shares to Class A shares after they have been owned for eight years.
   The costs above are based on pre-waiver Annual Fund Operating Expenses.

FUNDS' INVESTMENT ADVISER

The Chase Manhattan Bank (Chase) is the investment adviser to the Funds. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue New York, NY 10076.

For its advisory service, Chase may receive a management fee paid monthly at the annual rate of:

o 0.25% of the average daily net assets of the Short-Term Bond Fund
o 0.30% of the average daily net assets of the U.S. Treasury Income Fund, U.S. Government Securities Fund and Bond Fund.
o 0.50% of the average daily net assets of the Strategic Income Fund.


Chase Asset Management, Inc. (CAM) is the sole sub-adviser to each Fund except the Strategic Income Fund. CAM is a wholly-owned subsidiary of Chase. CAM and State Street Research & Management Company (SSR) are the two sub-advisers to the Strategic Income Fund. SSR is a wholly-owned subsidiary of the Metropolitan Life Insurance Company. CAM makes the day-to-day investment decisions for each Fund, except that SSR makes the day-to-day investment decisions for the portion of the Strategic Income Fund that is allocated to lower-rated high yield securities of U.S. issuers (including convertible securities and preferred stock). Chase pays CAM and SSR a sub-advisory fee for their services. CAM provides discretionary investment advisory services to institutional clients. CAM is located at 1211 Avenue of the Americas New York, NY 10036. SSR also provides discretionary investment services to institutional and other clients. SSR is located at One Financial Center Boston, Massachusetts 02111.

FUNDS' INVESTMENT ADVISER


Portfolio Managers

SHORT-TERM BOND FUND

The portfolio manager is H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase. Mr. Harper has been responsible for the Fund since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

U.S. TREASURY INCOME FUND

A team of investment managers with Chase, led by Timothy Neumann, Head of Taxable Core Investment Group at Chase, is responsible for the management of the U.S. Treasury Income Fund. Mr. Neumann has been responsible for the Fund since January 1997. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.

U.S. GOVERNMENT SECURITIES FUND

The portfolio managers are Michael Bennis, a Vice President and Senior Portfolio Manager at Chase, and Mr. Neumann. They have been responsible for the Fund since December 1996 and October 1999 respectively. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette.

BOND FUND

The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager, at Chase and Mr. Neumann. Mr. Russell has been responsible for the Fund since May 1998. Mr. Neumann has been responsible for the Fund since October of 1999. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team.

STRATEGIC INCOME FUND

Craig Blessing, a Vice President and the Head of Emerging Market Fund Income Group at Chase, and Leonard Lovito, a Vice President and Senior Portfolio Manager at Chase, have been responsible for the management of the Fund since its inception. Mr. Blessing joined Chase in 1996. Between 1992 and 1996, he was Director of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was Vice President at J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.

Bartlett R. Greer, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since the Fund's inception. Mr. Greer joined SSR in 1981 and manages other institutional accounts, including mutual funds, that invest in high yield and other securities. [Logo]

HOW YOUR ACCOUNT WORKS

About sales charges

There's a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

There are three classes of shares, each with its own charges: Class A shares, Class B shares and Class C shares. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.

U.S. Government Securities and Short-Term Bond Fund offer Class A shares only. U.S. Treasury and Bond Fund offer Class A and Class B shares. Strategic Income Fund offers classes A, B and C.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

HOW YOUR ACCOUNT WORKS

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

The following chart shows the sales charge for all the Funds except Short-Term Bond Fund.

                               TOTAL SALES CHARGE
                             AS % OF THE     AS %
                             OFFERING        OF NET
AMOUNT OF                    PRICE           AMOUNT
INVESTMENT                   PER SHARE       INVESTED
-----------------------------------------------------
LESS THAN
$100,000                     4.50%           4.71%
-----------------------------------------------------
$100,000 BUT
UNDER $250,000               3.75%           3.90%
-----------------------------------------------------
$250,000 BUT
UNDER $500,000               2.50%           2.56%
-----------------------------------------------------
$500,000 BUT
UNDER $1 MILLION             2.00%           2.04%
-----------------------------------------------------

There is no sales charge for investments of $1 million or more.


The following chart shows the sales charge for the Short-Term Bond Fund.


                               TOTAL SALES CHARGE
                             AS % OF THE     AS %
                             OFFERING        OF NET
AMOUNT OF                    PRICE           AMOUNT
INVESTMENT                   PER SHARE       INVESTED
-----------------------------------------------------
LESS THAN
$100,000                     1.50%           1.52%
-----------------------------------------------------
$100,000 BUT
UNDER $250,000               1.00%           1.00%
-----------------------------------------------------
$250,000 BUT
UNDER $500,000               0.50%           0.50%
-----------------------------------------------------
$500,000 BUT
UNDER $1 MILLION             0.25%           0.25%
-----------------------------------------------------

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.


 YEAR       DEFERRED SALES CHARGE
---------------------------------
 1          5%
---------------------------------
 2          4%
---------------------------------
 3          3%
---------------------------------
 4          3%
---------------------------------
 5          2%
---------------------------------
 6          1%
---------------------------------
 7          NONE
---------------------------------
 8          NONE
---------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

HOW YOUR ACCOUNT WORKS

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It's a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.

The Strategic Income Fund has adopted Rule 12b-1 distributions plans under which it pays annual distribution fees at the following rates:

o up to 0.25% of the average daily net assets attributed to class A shares

o up to 0.75% of the average daily net assets attributed to Class B shares

o up to 0.75% of the average daily net assets attributed to Class C shares.

The U.S. Treasury Income Fund and Bond Fund have each adopted Rule 12b-1 distribution plans under which they pay annual distribution fees at the following rates:

o up to 0.25% of the average daily net assets attributed to Class A shares

o up to 0.75% of the average daily net assets attributed to Class B shares.

The Short-Term Bond Fund and U.S. Government Securities Fund have each adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for

HOW YOUR ACCOUNT WORKS

at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual operating expenses deducted from the Fund's assets for each fund.

Your investment representative may be able to advise you about the best class of shares for you. [Logo]


Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.


Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

Chase Vista Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392


Through a Systematic
Investment Plan

You can make regular automatic purchases of at least $100. See There's more on the Systematic Investment Plan later.

                           --------------------------


Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price which is based on the next NAV calculated after the Chase Vista Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Chase Vista Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Chase Vista Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Chase Vista Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

------------------------------------
THE CHASE VISTA FUNDS SERVICE CENTER
------------------------------------
1-800-34-VISTA
------------------------------------

MINIMUM INVESTMENTS

TYPE OF         INITIAL       ADDITIONAL
ACCOUNT         INVESTMENT    INVESTMENTS
-----------------------------------------
REGULAR
ACCOUNT           $2,500          $100
-----------------------------------------
SYSTEMATIC
INVESTMENT
PLAN              $1,000          $100
-----------------------------------------
IRAs              $1,000          $100
-----------------------------------------
SEP-IRAs          $1,000          $100
-----------------------------------------
EDUCATION
IRAs              $  500          $100
-----------------------------------------

Make your check out to Chase Vista Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the Chase Vista Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.


Selling Fund shares

You can sell your shares three ways:

Through your investment representative

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds

HOW YOUR ACCOUNT WORKS

by phone, we'll send it by wire only to a bank account on our records. We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:

Chase Vista Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


Through a Systematic Withdrawal

You can automatically sell as little as $50 worth of Plan shares. See Shareholder Services.

                           --------------------------


You can sell your shares on any day the Chase Vista Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the Chase Vista Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, a Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if: "you want to sell shares with a net asset value of $100,000 or more" you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Vista Funds Service Center for more details.


Exchanging Fund shares

You can exchange your shares for shares of the same class of certain other Chase Vista Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

Through your investment representative

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA to ask for details.

Through a Systematic Exchange Plan

You can automatically exchange money from one Chase Vista account to another of the same class. Call the Chase Vista Funds Service Center for details.

                           --------------------------

If you exchange Class B or Class C shares of a Fund for Class B or Class C shares of another Chase Vista Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege. [Logo]

Other information
concerning the Funds

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares of

HOW YOUR ACCOUNT WORKS


the Funds held by investors by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of each Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A shares of the Short-Term Bond Fund and U.S. Government Securities Fund. Class A and Class B shares of the U.S. Treasury Income Fund and Bond Fund and Class A , Class B and Class C shares of the Strategic Income Fund . Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders. [Logo]

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The U.S. Treasury Income Fund, and U.S. Government Fund declare dividends on a daily basis. The Bond Fund, Strategic Income Fund and Short-Term Bond Fund declare dividends on a monthly basis. All funds distribute the net investment income monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

o  reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Each Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation. [Logo]

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN

Regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.
You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Chase Vista Funds Service Center. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

Make regular withdrawals of $50 or more ($100 or more for Class B accounts).
You can have automatic withdrawals made monthly, quarterly or semiannually.
Your account must contain at least $5,000 to start the plan. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one Chase Vista account to another on a regular basis. It's a free service.

FREE EXCHANGE PRIVILEGE

Exchange money between Chase Vista Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B or Class C shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the class A shares within 90 days of selling the Class B or Class C shares. [Logo]

SHAREHOLDER SERVICES


What the terms mean

COLLATERAL BOND OBLIGATIONS: products that are collateralized by a pool of higher yield, public or private fixed income securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL ANALYSIS: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: Maturity is the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: A type of short-term transaction where the Fund sells securities to a dealer and agrees to buy them back later at a set price. In effect, the Fund is borrowing the dealer's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical pricing trends in an attempt to predict future price movements

VALUE APPROACH: approach focuses on identifying securities that the advisors believe are undervalued by the market as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities. [Logo]

FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A share and, where applicable, one Class B share and one Class C share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

Chase Vista Short-Term Bond Fund

CLASS A
                                                 Year         Year         Year      5/6/96**
                                                ended        ended        ended       through
                                             10/31/99     10/31/98     10/31/97      10/31/96
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $10.14       $10.10       $10.10        $10.03
---------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.46         0.53         0.58          0.26
  Net gains or losses in securities
  (both realized and unrealized)                (0.20)        0.02           --          0.07
                                               ------       ------       ------        ------
  Total from investment operations               0.26         0.55         0.58          0.33
 Less distributions:
  Dividends from net investment income           0.46         0.51         0.58          0.26
  Distributions from capital gains                 --           --           --            --
                                               ------       ------       ------        ------
  Total distributions                            0.46         0.51         0.58          0.26
---------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.94       $10.14       $10.10        $10.10
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                 2.64%        5.58%        5.91%         3.41%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                     $22          $19          $10           $10
---------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              0.75%        0.76%        0.75%         0.75%#
---------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                              4.58%        5.28%        5.76%         5.28%#
---------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.37%        1.44%        1.31%         1.45%#
---------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               3.96%        4.60%        5.20%         4.58%#
---------------------------------------------------------------------------------------------
Portfolio turnover rate                          302%         439%         471%          158%
---------------------------------------------------------------------------------------------


 **Commencement of offering of class of shares.

  #Short periods have been annualized.
(1)Total return figures do not include effect of any front-end sales load.

FINANCIAL HIGHLIGHTS


Chase Vista U.S. Treasury Income Fund*

CLASS A
                                                    Year         Year         Year         Year          Year
                                                   ended        ended        ended        ended         ended
                                                10/31/99     10/31/98     10/31/97     10/31/96      10/31/95
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $11.66       $11.26       $11.13       $11.40        $10.60
-------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.71         0.75         0.66         0.66          0.70
  Net gains or losses in securities
  (both realized and unrealized)                   (0.99)        0.40         0.13        (0.27)         0.80
                                                  ------       ------       ------       ------        ------
  Total from investment operations                 (0.28)        1.15         0.79         0.39          1.50
 Less distributions:
  Dividends from net investment income              0.71         0.75         0.66         0.66          0.70
  Distributions from capital gains                    --           --           --           --            --
                                                  ------       ------       ------       ------        ------
  Total distributions                               0.71         0.75         0.66         0.66          0.70
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.67       $11.66       $11.26       $11.13        $11.40
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                   (2.41%)      10.59%        7.35%        3.56%        14.59%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $69          $63          $85         $111           $99
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                                 0.75%        0.79%        0.90%        0.90%         0.87%
-------------------------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                                 6.40%        6.53%        5.97%        5.89%         6.37%
-------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                 1.32%        1.30%        1.21%        1.29%         1.40%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                  5.83%        6.02%        5.66%        5.50%         5.84%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              59%          75%         179%         103%          164%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                    Year         Year         Year         Year          Year
                                                   ended        ended        ended        ended         ended
                                                10/31/99     10/31/98     10/31/97     10/31/96      10/31/95
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $11.66       $11.25       $11.11       $11.37        $10.59
--------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.61         0.65         0.58         0.57          0.62
  Net gains or losses in securities
  (both realized and unrealized)                   (0.99)        0.41         0.13        (0.26)         0.80
                                                  ------       ------       ------       ------        ------
  Total from investment operations                 (0.38)        1.06         0.71         0.31          1.42
 Less distributions:
  Dividends from net investment income              0.61         0.65         0.57         0.57          0.64
  Distributions from capital gains                    --           --           --           --            --
                                                  ------       ------       ------       ------        ------
  Total distributions                               0.61         0.65         0.57         0.57          0.64
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.67       $11.66       $11.25       $11.11        $11.37
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                   (3.27%)       9.68%        6.56%        2.82%        13.80%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $16          $14          $11          $11           $11
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                                 1.64%        1.64%        1.64%        1.64%         1.62%
--------------------------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                                 5.51%        5.69%        5.24%        5.12%         5.53%
--------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                 1.82%        1.79%        1.71%        1.79%         1.89%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                  5.33%        5.54%        5.17%        4.97%         5.26%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              59%          75%         179%         103%          164%
--------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.

*Formerly known as the Vista U.S. Government Income Fund.

FINANCIAL HIGHLIGHTS


Chase Vista U.S. Government Securities Fund

CLASS A
                                                    Year         Year         Year       5/6/96*
                                                   ended        ended        ended       through
                                                10/31/99     10/31/98     10/31/97      10/31/96
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $10.51       $10.06        $9.90         $9.62
------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.50         0.50         0.58          0.26
  Net gains or losses in securities
  (both realized and unrealized)                   (0.71)        0.45         0.15          0.25
                                                  ------       ------       ------         -----
  Total from investment operations                 (0.21)        0.95         0.73          0.51
 Less distributions:
  Dividends from net investment income              0.50         0.50         0.57          0.23
  Distributions from capital gains                  0.13           --           --           --
                                                  ------       ------       ------         -----
  Total distributions                               0.63         0.50         0.57          0.23
------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.67       $10.51       $10.06         $9.90
------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                   (2.11%)       9.75%        7.61%         5.41%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $3           $3           $2            $3
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                                 0.75%        0.80%        1.05%         1.05%#
------------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                                 4.91%        4.95%        5.61%         5.30%#
------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                 1.70%        1.70%        1.57%         1.55%#
------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                  3.96%        4.05%        5.09%         5.00%#
------------------------------------------------------------------------------------------------
Portfolio turnover rate                             258%         590%         569%          101%
------------------------------------------------------------------------------------------------

  *Commencement of offering of class of shares.
  #Short periods have been annualized.
(1)Total return figures do not include effect of any front-end sales load.

Chase Vista Bond Fund

CLASS A
                                                   Year         Year         Year       5/6/96*
                                                  ended        ended        ended       through
                                               10/31/99     10/31/98     10/31/97      10/31/96
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $10.96       $10.82       $10.71        $10.39
-----------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                            0.55         0.59         0.63          0.29
  Net gains or losses in securities
  (both realized and unrealized)                  (0.62)        0.27         0.33          0.31
                                                 ------       ------       ------        ------
  Total from investment operations                (0.07)        0.86         0.96          0.60
 Less distributions:
  Dividends from net investment income             0.55         0.58         0.64          0.28
  Distributions from capital gains                 0.16         0.14         0.21            --
                                                 ------       ------       ------        ------
  Total distributions                              0.71         0.72         0.85          0.28
-----------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.18       $10.96       $10.82        $10.71
-----------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (0.66%)       8.22%        9.45%         5.95%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets end of period (in millions)              $35          $33          $26            $1
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                                0.75%        0.77%        0.92%         0.90%#
-----------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                                5.25%        5.44%        6.11%         5.75%#
-----------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                1.42%        1.52%        1.61%         2.39%#
-----------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                 4.58%        4.69%        5.42%         4.26%#
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                            283%         329%         823%          122%
-----------------------------------------------------------------------------------------------

 *Commencement of offering of class of shares.
 #Short periods have been annualized.
(1)Total return figures do not include the effect of any front-end or deferred sales load.

FINANCIAL HIGHLIGHTS


Chase Vista Bond Fund

CLASS B
                                                   Year         Year         Year       5/6/96*
                                                  ended        ended        ended       through
                                               10/31/99     10/31/98     10/31/97      10/31/96
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $11.00       $10.87       $10.76        $10.39
-----------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                            0.48         0.50         0.58          0.23
  Net gains or losses in securities
  (both realized and unrealized)                  (0.63)        0.27         0.32          0.37
                                                 ------       ------       ------        ------
  Total from investment operations                (0.15)        0.77         0.90          0.60
 Less distributions:
  Dividends from net investment income             0.48         0.50         0.58          0.23
  Distributions from capital gains                 0.16         0.14         0.21            --
                                                 ------       ------       ------        ------
  Total distributions                              0.64         0.64         0.79          0.23
-----------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.21       $11.00       $10.87       $ 10.76
-----------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  (1.46%)       7.33%        8.32%         6.12%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets end of period (in millions)               $4           $4           $1            $1
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                                1.50%        1.55%        1.64%         1.65%#
-----------------------------------------------------------------------------------------------
Ratio of net income to
average net assets                                4.50%        4.63%        5.26%         4.97%#
-----------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                1.92%        2.00%        2.07%          2.93%#
-----------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                 4.08%        4.18%        4.83%         3.69%#
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                            283%         329%         823%          122%
-----------------------------------------------------------------------------------------------

(1)Total return figures do not include the effect of any front-end or deferred sales load.
  *Commencement of offering of class of shares.
  #Short periods have been annualized.

Chase Vista Strategic Income Fund

                                               Class A         Class B         Class C
                                            -------------   -------------   -------------
                                              11/30/98*       11/30/98*       11/30/98*
                                               Through         Through         Through
                                               10/31/99        10/31/99        10/31/99
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $10.00          $10.00          $10.00
-----------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                           0.72            0.71            0.71
  Net gains or losses in securities
  (both realized and unrealized)                 (0.41)          (0.41)          (0.41)
                                                ------          ------          ------
  Total from investment operations                0.31            0.30            0.30
 Less distributions:
  Dividends from net investment income            0.72            0.71            0.71
  Distributions from capital gains                 --              --              --
                                                ------          ------          ------
  Total dividends and distributions               0.72            0.71            0.71
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $9.59           $9.59           $9.59
-----------------------------------------------------------------------------------------
TOTAL RETURN(1)                                  3.23%           3.13%           3.12%
=========================================================================================
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $3              $5              $4
-----------------------------------------------------------------------------------------
Ratios of expense to
average net assets                               0.15%#          0.17%#          0.17%#
-----------------------------------------------------------------------------------------
Ratio of net income to
average net assets                               8.38%#          8.40%#          8.40%#
-----------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                               3.59%#          3.98%#          3.98%#
-----------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                4.94%#          4.59%#          4.59%#
-----------------------------------------------------------------------------------------
Portfolio turnover rate                           136%            136%            136%
-----------------------------------------------------------------------------------------

  *Commencement of offering of class of shares.
  #Short periods have been annualized.
(1)Total return figures do not include the effect of any front-end or deferred sales load.

HOW TO REACH US


More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Fund Service Center
P.O. Box 419392
Kansas City, MO 64141-6392


If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-5151

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

PROSPECTUS FEBRUARY 28, 2000

Chase Vista
Bond Funds


THIS PROSPECTUS OFFERS:

INSTITUTIONAL CLASS SHARES



SHORT-TERM BOND FUND

U.S. GOVERNMENT SECURITIES FUND

BOND FUND

STRATEGIC INCOME FUND


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                               [CHASE VISTA LOGO]
                              CHASE VISTA FUNDS(SM)


PSBD1-1-200X

SHORT-TERM BOND FUND                                1

U.S. GOVERNMENT SECURITIES FUND                     8

BOND FUND                                          15

STRATEGIC INCOME FUND                              22

THE FUNDS' INVESTMENT ADVISER                      32

HOW YOUR ACCOUNT WORKS                             35

BUYING FUND SHARES                                 35

SELLING FUND SHARES                                36

OTHER INFORMATION CONCERNING THE FUNDS             37

DISTRIBUTIONS AND TAXES                            38

WHAT THE TERMS MEAN                                40

FINANCIAL HIGHLIGHTS                               42

HOW TO REACH US                            Back cover

CHASE VISTA SHORT-TERM BOND FUND

The Fund's objective

The Fund seeks a high level of income consistent with preservation of capital.



The Fund's main investment strategy

The Fund normally invests substantially all of its assets in investment-grade debt securities of all types. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have an average maturity of three years or less and the dollar-weighted average maturity of the Fund's portfolio will not exceed three years.

Substantially all of the Fund's investments will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage- backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and

CHASE VISTA SHORT-TERM BOND FUND

liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.



and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [Logo]

CHASE VISTA SHORT-TERM BOND FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Short-Term Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A



Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

CHASE VISTA SHORT-TERM BOND FUND

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to Lehman 1-3 Year Government Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Average, representing the average performance of a universe of actively managed short-term investment debt funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [Logo]



YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

1991          9.13%

1992          5.04%

1993          4.54%

1994          2.38%

1995          8.22%

1996          5.62%

1997          6.13%

1998          5.59%

1999          3.11%

--------------------------------
BEST QUARTER               2.76%
--------------------------------
               4th quarter, 1991
--------------------------------
WORST QUARTER              0.09%
--------------------------------
               4th quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999


                                                                  SINCE
                                                                  INCEPTION
                                 PAST 1 YEAR     PAST 5 YEARS     11/30/90
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                           3.11%            5.72%           5.54%
---------------------------------------------------------------------------
LEHMAN 1-3 YEAR GOV'T
BOND INDEX                       2.97%            6.47%           6.35%
---------------------------------------------------------------------------
LIPPER SHORT INV. GRADE
DEBT FUNDS AVG.                  2.81%            5.95%           5.69%
---------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED

FROM FUND ASSETS)*



                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
-------------------------------------------------------------------------------
INSTITUTIONAL
CLASS               0.25%          NONE             0.77%        1.02%
-------------------------------------------------------------------------------


*The table is based on expense incurred in the most recent fiscal year. The actual management fee is currently expected to be 0.00%, other expenses are expected to be 0.42% and the total annual Fund operating expenses are expected not to exceed 0.42%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                 $104      $325       $563       $1,248
---------------------------------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND

The Fund's objective

The Fund seeks to provide investors with as high a level of total return as possible while still protecting the value of its investment. Total return consists of current income and capital growth.



The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest extensively in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the funda-mental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

Any assets not invested in U.S. Government securities and related repurchase agreements may be invested in debt securities of U.S. and foreign corporations. These securities must have an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investor's Service Inc., or another national rating organization or unrated securities of comparable quality.

The Fund may also invest in non-corporate foreign debt securities. These investments

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND


FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.



may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval. [Logo]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Government Securities Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may



Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND

have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to Lehman Government Bond Index, a widely recognized market benchmark, and the Lipper General U.S. Government Funds Average, representing the average performance of a universe of actively managed U.S. government income funds.


On May 3, 1996, the Hanover U.S. Government Securities Fund merged into the U.S. Government Securities Fund. The Fund's performance figures for the period before that date are based on the Hanover Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [Logo]



YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

1994         -4.10%

1995         17.86%

1996          1.21%

1997          8.29%

1998          8.90%

1999         -2.62%


---------------------------------
BEST QUARTER                6.16%
---------------------------------
                2nd quarter, 1995
---------------------------------
WORST QUARTER              -3.30%
---------------------------------
                1st quarter, 1996

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999

                                                              SINCE
                                                              INCEPTION
                             PAST 1 YEAR     PAST 5 YEARS     2/19/93
-----------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                       -2.62%          6.50%            5.01%
-----------------------------------------------------------------------
LEHMAN GOV'T BOND INDEX      -2.23%          7.44%            6.00%
-----------------------------------------------------------------------
LIPPER GEN. U.S. GOV'T
FUNDS AVG.                   -3.01%          6.51%            4.74%
-----------------------------------------------------------------------

CHASE VISTA U.S. GOVERNMENT SECURITIES FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED

FROM FUND ASSETS)*


                                                                   TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER          FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES       EXPENSES
---------------------------------------------------------------------------------
INSTITUTIONAL
SHARES              0.30%          NONE             0.75%#         1.05%#
---------------------------------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, other expenses are expected to be 0.55% and the total annual Fund operating expenses are expected not to exceed 0.55%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


                        1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                  $107     $334      $579       $1,283
--------------------------------------------------------------


The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA BOND FUND

The Fund's objective

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.



The Fund's main
investment strategy

The Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. These include unrated securities of comparable quality.

The Fund may also invest in debt securities rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage- backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of

CHASE VISTA BOND FUND

sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics or the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [Logo]

CHASE VISTA BOND FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may



Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

CHASE VISTA BOND FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Average, representing the average performance of a universe of actively managed corporate debt A-rated or better funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [Logo]


YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

1991         15.34%

1992          7.13%

1993         10.38%

1994         -3.17%

1995         18.88%

1996          2.56%

1997         10.38%

1998          7.64%

1999         -1.23%


--------------------------------
BEST QUARTER               6.38%
--------------------------------
               2nd quarter, 1995
--------------------------------
WORST QUARTER             -2.81%
--------------------------------
               1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1998


                                                                     SINCE
                                                                     INCEPTION
                                    PAST 1 YEAR     PAST 5 YEARS     11/30/90
------------------------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                              -1.23%           7.43%           7.37%
------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND
INDEX                               -0.82%           7.73%           7.70%
------------------------------------------------------------------------------
LIPPER CORP. DEBT A-RATED
FUNDS AVG.                          -2.58%           6.90%           7.15%
------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                           TOTAL ANNUAL
                                       DISTRIBUTION                        FUND OPERATING
CLASS OF SHARES     MANAGEMENT FEE     (12B-1) FEES     OTHER EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------
INSTITUTIONAL
CLASS               0.30%              NONE             0.78%#             1.08%#
-----------------------------------------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, other expenses are expected to be 0.50% and the total annual Fund operating expenses are expected not to exceed 0.50%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.


The table does not reflect charges or credits you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                 $110      $343      $595     $1,317
-----------------------------------------------------------


The costs above are based on pre-waiver Annual Fund Operating Expenses.

CHASE VISTA STRATEGIC INCOME FUND

The Fund's objective

The Fund seeks a high level of income.



The Fund's main
investment strategy

The Fund invests principally in a diversified portfolio of securities denominated in U.S. dollars. The investments are principally in the following market sectors:

o Investment grade debt securities issued by U.S. issuers, including the U.S. Government, its agencies and authorities and U.S. companies.

o Debt securities of foreign issuers, including foreign governments and companies. The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

o Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. Government or its agencies or authorities.

Investment grade securities are those rated Baa or higher by Moody's Investors Service, Inc. (Moody's), BBB or higher by Standard & Poor's Corporation (S&P), or the equivalent rating by another national rating organization. These include unrated securities of comparable quality. The Fund may invest in a variety of U.S. Government

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance and increase your taxable dividends.



debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. Government debt securities may be in mortgage-- related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's advisers expect that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the U.S.

The Fund may purchase lower-rated high yield securities issued by U.S. companies as well as foreign companies and governments. Lower-rated securities are those which are rated Ba or lower by Moody's, BB or lower by S&P or the equivalent by another national rating organization. They also include unrated securities which are found to be of comparable quality. High yield securities in the Fund's portfolio may be rated as low as C by Moody's, or D by S&P, or the equivalent.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative

CHASE VISTA STRATEGIC INCOME FUND

value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change. In deciding how to allocate the Fund's investments among various securities, industry sectors, countries or currencies, the advisers will consider fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rates. When selecting high yield securities, the advisers will look at the creditworthiness of the issuer, the rating and performance of the security, the security's collateral protection and the Fund's diversity.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the advisers believe that the returns available through leveraging will provide a potentially higher return.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may purchase participations in loans arranged through private negotiations between a borrower and one or more banks or other financial institutions. These loans can have fixed, floating or variable interest rates. The Fund may also invest in collateralized bond obligations.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rate are changed periodically.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality, U.S. dollar-denominated money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [Logo]

CHASE VISTA STRATEGIC INCOME FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

High yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of lower-rated securities will move up and down over time. The credit rating of a high yield security evaluates the ability of the issuer to make principal and interest or dividend payments; it does not necessarily address its market value risk. Ratings and market value may change, positively or negatively, from time to time to reflect new developments regarding the issuer. However, since ratings may not always change quickly and frequently enough to reflect these new developments, the advisers perform their own analysis of high yield issuers. Because of this, the Fund's performance may depend more on subjective credit analysis than other funds which invest in investment-grade securities.

Companies which issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant



Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

risk that the issuer may not be able to repay principal or pay interest or dividends on time. In addition, the issuer's other creditors may have the right to be paid before holders of the high yield security.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities that have a lot of debt may experience financial problems. They may not have enough cash to make their payments. An economic downturn could also hurt the market for lower-rated securities and the Fund.

The market for high yield securities is not as liquid as the markets for higher rated securities. This means that it may be harder to sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities which are rated "C" or "D" may not pay interest, may be in default or may be considered to have an extremely poor chance of ever achieving any real investment standing.

The costs of investing in the high yield market are usually higher than investing in investment grade securities. That's because the Fund has to spend more money for investment research and commissions.

Since the Fund invests a significant portion of its assets in securities issued outside the U.S., it is riskier than a fund that invests only in the U.S. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. Brady Bonds do not have as long a payment history as other types of government debt securities. Because of that, they, and many emerging market debt instruments, may trade at a substantial discount which might lead to greater volatility.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled

CHASE VISTA STRATEGIC INCOME FUND

principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The market for loan participation may not be highly liquid and the Fund may have difficulty selling them. When it buys them, the Fund typically is entitled to receive payment from the lender only, and not the underlying borrower. Because of that, these investments expose the Fund to the risk of investing in both the financial institution and the underlying borrower.

Collateralized bond obligations typically are separated into different classes. Each class represents a different degree of credit quality, with lower classes having greater risk but higher interest rates. The bottom class usually does not have a stated interest rate. Instead, it receives whatever is left after all the higher classes have been paid. As a result, the value of some classes in which the Fund invests may be more volatile.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments, repurchase agreements and reverse repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [Logo]

CHASE VISTA STRATEGIC INCOME FUND


Fund's past performances

This section shows the Fund's performance record. The bar chart shows how the Fund performed in 1999. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, and since inception. It compares that performance to Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Average, which represents the average performance of a universe of actively managed multi-sector income funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. [Logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.



1999          6.43%



--------------------------------
BEST QUARTER               2.90%
--------------------------------
               4th quarter, 1999
--------------------------------
WORST QUARTER              0.94%
--------------------------------
               3rd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS
For the period ending December 31, 1999

                                                 SINCE
                                                 INCEPTION
                                 PAST 1 YEAR     11/30/98
----------------------------------------------------------
INSTITUTIONAL CLASS SHARES       6.43%           5.12%
----------------------------------------------------------
LIPPER MULTI-SECTOR INCOME
FUNDS AVERAGE                    2.58%           2.19%
----------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX     -0.82%          -0.49%
----------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
INSTITUTIONAL
CLASS               0.50%          NONE             1.50%#          2.00%#
----------------------------------------------------------------------------------

*The table is based on estimated expenses for the current fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, other expenses are expected to be 1.00% and the total annual Fund operating expenses are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
INSTITUTIONAL CLASS
SHARES                  $203     $627      $1,078    $2,327
-------------------------------------------------------------


The costs above are based on pre-waiver Annual Fund Operating Expenses.

FUNDS' INVESTMENT ADVISER


The Chase Manhattan Bank (Chase) is the investment adviser to the Funds. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue New York, NY 10076.


For its advisory service, Chase may receive a management fee paid monthly at the annual rate of:

o  0.25% of the average daily net assets of the Short-Term Bond Fund.

o 0.30% of the average daily net assets of the U.S. Government Securities Fund and Bond Fund.

o  0.50% of the average daily net assets of the Strategic Income Fund.


Chase Asset Management, Inc. (CAM) is the sole sub-adviser to each Fund except the Strategic Income Fund. CAM is a wholly-owned subsidiary of Chase. CAM and State Street Research & Management Company (SSR) are the two sub-advisers to the Strategic Income Fund. SSR is a wholly-owned subsidiary of the Metropolitan Life Insurance Company. CAM makes the day-to-day investment decisions for each Fund, except that SSR makes the day-to-day investment decisions for the portion of the Strategic Income Fund that is allocated to lower-rated high yield securities of U.S. issuers (including convertible securities and preferred stock). Chase pays CAM and SSR a sub-advisory fee for their services. CAM provides discretionary investment advisory services to institutional clients. CAM is located at 1211 Avenue of the Americas New York, NY 10036. SSR also provides discretionary investment services to institutional and other clients. SSR is located at One Financial Center Boston, Massachusetts 02111.

Portfolio managers


SHORT-TERM BOND FUND

The Portfolio Manager is H. Mitchell Harper, a Senior Vice President and Portfolio Manager at Chase. Mr. Harper has been responsible for the Fund since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

U.S. GOVERNMENT SECURITIES FUND

The portfolio managers are Michael Bennis, a Vice President and Senior Portfolio Manager at Chase and Timothy Neumann, Head of Taxable Core Investment Group at Chase. They have been responsible for the Fund since December 1996 and October 1999 respectively. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.

BOND FUND

The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase, and Mr. Neumann. Mr. Russell has been responsible for the Fund since May 1998. Mr. Neumann has been responsible for the Fund since October of 1999. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team.

STRATEGIC INCOME FUND

Craig Blessing, a Vice President and the Head of Emerging Market Fixed Income Group at Chase, and Leonard Lovito, a Vice President and Senior Portfolio Manager at Chase, have been responsible for the management of the Fund since its inception. Mr. Blessing joined Chase in 1996. Between 1992 and 1996, he was Director of the Fund Management Group and Portfolio Manager for emerging market funds at Serfin Securities, Inc. From 1985 to 1992, Mr. Blessing was a Vice President at Bank of America, where he was a founding member and co-head of the Emerging Market Debt Sales & Trading Group. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was Vice President at J & W Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior

HOW YOUR ACCOUNT WORKS

Securities Administrator in the investment department of the Dime Savings Bank of New York.

Bartlett R. Greer, a Senior Vice President of SSR, has been responsible for management of the Fund's lower rated, high yield securities of U.S. issuers since the Fund's inception. Mr. Greer joined SSR in 1981 and manages other institutional accounts, including mutual funds, that invest in high yield and other securities. [Logo]

HOW YOUR ACCOUNT WORKS

Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy institutional shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the Chase Vista Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

Only qualified investors can buy these shares. The list of qualified investors includes institutions, trusts, partnerships, corporations, retirement plans and fiduciary accounts opened by banks, trust companies or thrift institutions which exercise investment authority over such accounts.

You can buy shares only through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on

HOW YOUR ACCOUNT WORKS

the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the Chase Vista Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional shares must be paid for by federal funds wire. If the Chase Vista Funds Service Center does not receive federal funds by 4:00 p.m. Eastern time on the day of the order, the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the Chase Vista Funds Service Center at 1-800-62-CHASE

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Institutional Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Shares of other Chase Vista Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. [Logo]

Selling Fund shares

When you sell your shares you'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the Chase Vista Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


SELLING SHARES

Through your financial service firms

Tell your firm which Funds you want to sell. They'll send all necessary documents to the Chase Vista Funds Service Center.


Through the Chase Vista Funds Service Center

Call 1-800-62-CHASE. We'll send the proceeds by wire only to the bank account on our records. We charge $10 for each transaction by wire.

EXCHANGING SHARES

You can exchange your Institutional shares for shares in certain other Chase Vista Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the fund you want to buy before making an exchange. Call 1-800-62-CHASE for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the Chase Vista Funds Service Center or your investment representative. [Logo]


Other information concerning the funds

We may close your account if the balance in all Chase Vista Funds (except money market funds) falls below $1,000,000. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.


The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional Shares of the Funds held by investors serviced by the shareholder servicing agent.


Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents

HOW YOUR ACCOUNT WORKS

for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Funds held by customers of those shareholder servicing agents.


Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.


Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders. [Logo]

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.


The U.S. Government Securities Fund declares dividends on a daily basis. The Bond Fund, Strategic Income Fund and Short-Term Bond Fund declare dividends monthly. All Funds distribute the net investment income monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:


o  reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Each Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation. [Logo]

What the terms mean

COLLATERAL BOND OBLIGATIONS: products that are collateralized by a pool of higher yield, public or private fixed income securities.

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DISTRIBUTION FEE: covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL ANALYSIS: method which concentrates on "fundamental" information about an issuer such as its financial statements, history, management, etc.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MATURITY: Maturity is the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later for a set price. The price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: A type of short-term transaction where the Fund sells securities to a dealer and agrees to buy them back later at a set price. In effect, the Fund is borrowing the dealer's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical pricing trends in an attempt to predict future price movements.

VALUE APPROACH: approach focuses on identifying securities that the advisors believe are undervalued by the market as measured by certain financial formulas.


YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities. [Logo]

FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Institutional Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders. With regards to the Chase Vista U.S. Government Securities Fund, periods ending prior to December 1, 1995 were audited by other independent accountants.

Chase Vista Short-Term Bond Fund

INSTITUTIONAL CLASS

                                                 Year         Year         Year         Year          Year
                                                ended        ended        ended        ended         ended
                                             10/31/99     10/31/98     10/31/97     10/31/96      10/31/95
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $10.15       $10.11       $10.12       $10.08         $9.91
----------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.49         0.57         0.62         0.56          0.54
  Net gains or losses in securities
  (both realized and unrealized)                (0.20)        0.02        (0.01)        0.04          0.17
                                               ------       ------       ------       ------        ------
  Total from investment operations               0.29         0.59         0.61         0.60          0.71
                                               ------       ------       ------       ------        ------
 Less distributions:
  Dividends from net investment income           0.49         0.55         0.62         0.56          0.54
  Distributions from capital gains                 --           --           --           --            --
                                               ------       ------       ------       ------        ------
  Total distributions                            0.49         0.55         0.62         0.56          0.54
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.95       $10.15       $10.11       $10.12        $10.08
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    2.97%        6.03%        6.23%        6.10%         7.37%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                     $28          $31          $38          $43           $36
----------------------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                              0.42%        0.42%        0.42%        0.35%         0.32%
----------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                           4.89%        5.68%        6.08%        5.59%         5.41%
----------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.02%        1.04%        0.93%        0.89%         0.90%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               4.29%        5.06%        5.57%        5.05%         4.83%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          302%         439%         471%         158%           62%
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


Chase Vista U.S. Government Securities Fund

On May 3, 1996, the Hanover U.S. Government Securities Fund ("Hanover Fund") merged into Vista U.S. Government Securities Fund, which was created to be the successor to the Hanover Fund.

The table set forth below provides selected per share data and ratios for one Hanover Fund share outstanding through May 3, 1996 and one Institutional Class Share of the Vista U.S. Government Securities Fund outstanding for the periods thereafter.

The financial statements, which include the financial information set forth in the table below, for each of the years in the three year period ended October 31, 1999 and the period from December 1, 1995 through October 31, 1996 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.

INSTITUTIONAL CLASS
                                                   Year         Year         Year       12/1/951         Year          Year
                                                  ended        ended        ended        through        ended         ended
                                               10/31/99     10/31/98     10/31/97       10/31/96     11/30/95      11/30/94
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $10.49       $10.04        $9.89        $10.18         $9.23        $10.27
----------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                            0.52         0.53         0.59          0.50          0.56          0.50
  Net gains or losses in securities
  (both realized and unrealized)                  (0.71)        0.44         0.15         (0.30)         0.95         (0.94)
                                                 ------       ------       ------        ------        ------        ------
  Total from investment operations                (0.19)        0.97         0.74          0.20          1.51         (0.44)
                                                 ------       ------       ------        ------        ------        ------
 Less distributions:
  Dividends from net investment income             0.52         0.52         0.59          0.49          0.56          0.50
  Distributions from capital gains                 0.13           --           --            --            --          0.10
                                                 ------       ------       ------        ------        ------        ------
  Total distributions                              0.65         0.52         0.59          0.49          0.56          0.60
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.65       $10.49       $10.04         $9.89        $10.18         $9.23
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     (1.93%)       9.94%        7.78%         2.09%        16.82%        (4.41%)
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                       $49          $53          $53           $68           $83           $83
----------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                                0.55%        0.60%        0.85%         0.85%#        0.85%         0.85%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                             5.15%        5.17%        5.78%         5.55%#        5.78%         5.15%
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                1.00%        0.85%        0.91%         1.04%#        1.11%         1.04%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                 4.70%        4.92%        5.72%         5.36%#        5.52%         4.96%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            258%         590%         569%          101%          220%          134%
----------------------------------------------------------------------------------------------------------------------------

#Short periods have been annualized.
(1)In 1996, the Fund changed its fiscal year end from November 30 to October 31.

Chase Vista Bond Fund

INSTITUTIONAL CLASS

                                                   Year         Year         Year         Year          Year
                                                  ended        ended        ended        ended         ended
                                               10/31/99     10/31/98     10/31/97     10/31/96      10/31/95
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $10.94       $10.82       $10.71       $10.91       $10.08
------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                            0.58         0.62         0.68         0.67         0.69
  Net gains or losses in securities
  (both realized and unrealized)                  (0.62)        0.26         0.32        (0.15)        0.85
                                                 ------       ------       ------       ------       ------
  Total from investment operations                (0.04)        0.88         1.00         0.52         1.54
                                                 ------       ------       ------       ------       ------
 Less distributions:
  Dividends from net investment income             0.58         0.62         0.68         0.66         0.69
  Distributions from capital gains                 0.16         0.14         0.21         0.06         0.02
                                                 ------       ------       ------       ------       ------
  Total Distributions                              0.74         0.76         0.89         0.72         0.71
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.16       $10.94       $10.82       $10.71       $10.91
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     (0.42%)       8.42%        9.93%        4.90%       15.83%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                       $23          $21          $18          $18          $57
------------------------------------------------------------------------------------------------------------
Ratios of expenses to
average net assets                                0.50%        0.50%        0.50%        0.36%        0.31%
------------------------------------------------------------------------------------------------------------
Ratio of net income
to average net assets                             5.50%        5.72%        6.42%        6.23%        6.56%
------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                                1.14%        1.20%        1.17%        0.87%        0.87%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                 4.86%        5.02%        5.75%        5.72%        6.00%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            283%         329%         823%         122%          30%
------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


Chase Vista Strategic Income Fund
INSTITUTIONAL CLASS

                                               11/30/98*
                                                 through
                                                10/31/99
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------
Net asset value, beginning of period              $10.00
--------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.72
  Net gains or losses in securities
  (both realized and unrealized)                   (0.41)
                                                  ------
  Total from investment operations                  0.31
                                                  ------
 Distributions to shareholders from:
  Dividends from net investment income              0.72
  Distributions from capital gains                    --
                                                  ------
  Total dividends and distributions                 0.72
--------------------------------------------------------
Net asset value, end of period                     $9.59
--------------------------------------------------------
TOTAL RETURN                                       3.29%
========================================================
RATIO/SUPPLEMENTAL DATA
--------------------------------------------------------
Net assets, end of period
(in millions)                                         $1
--------------------------------------------------------
Ratios of expenses to
average net assets                                 0.24%#
--------------------------------------------------------
Ratio of net income
to average net assets                              8.07%#
--------------------------------------------------------
Ratio of expenses without waivers
and and assumption of expenses to
average net assets                                 3.87%#
--------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                  4.44%#
--------------------------------------------------------
Portfolio turnover rate                             136%
--------------------------------------------------------

*Commencement of operations.
#Short periods have been annualized.

HOW TO REACH US


More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-5151

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039